                                                                   Exhibit 99.45

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [21], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-AR1
Cut-Off Date   9/1/2005
Settlement     9/29/2005
First Pay      10/25/2005

Static LIBOR
1ML=           3.8172
6ML=           4.0374

Forward LIBOR     1ML      6ML
-------------   ------   ------
            1   3.8172   4.0374
            2    3.899   4.0961
            3   3.9929   4.1474
            4   4.0584   4.1868
            5   4.1033   4.2096
            6   4.1682   4.2259
            7   4.1516    4.241
            8   4.1958   4.2617
            9   4.2265   4.2793
           10   4.1859   4.2944
           11   4.2099   4.3239
           12   4.2508   4.3497
           13   4.2734   4.3732
           14   4.2988    4.399
           15   4.3225   4.4223
           16   4.3471   4.4466
           17   4.3709   4.4707
           18    4.393    4.493
           19   4.4179   4.5084
           20   4.4408   4.4995
           21   4.4632   4.4888
           22    4.486   4.4752
           23   4.5085    4.459
           24   4.4825    4.441
           25   4.3672   4.4276
           26   4.3755   4.4361
           27   4.3841   4.4436
           28    4.392   4.4517
           29   4.3993   4.4588
           30   4.4071   4.4663
           31   4.4143   4.4716
           32   4.4212   4.4693
           33    4.429   4.4664
           34   4.4356   4.4627
           35   4.4426    4.459
           36   4.4372   4.4537
           37   4.3998   4.4505
           38   4.4037   4.4541
           39   4.4078   4.4574
           40   4.4115   4.4613
           41   4.4145   4.4644
           42   4.4175   4.4676
           43    4.422   4.4826
           44   4.4249   4.5211
           45   4.4284   4.5645
           46   4.4312   4.6058
           47   4.4351   4.6499
           48   4.5023   4.6955
           49    4.661   4.7313
           50   4.6717   4.7413
           51    4.681   4.7498

           52   4.6906     4.76
           53   4.6987   4.7688
           54   4.7072    4.777
           55   4.7177   4.7834
           56   4.7258   4.7783
           57   4.7349   4.7734
           58   4.7434   4.7668
           59   4.7524   4.7613
           60   4.7352   4.7527
           61   4.6883   4.7488
           62   4.6944   4.7547
           63   4.6998   4.7607
           64   4.7064   4.7655
           65   4.7103   4.7699
           66   4.7151   4.7757
           67   4.7212   4.7821
           68   4.7266   4.7907
           69   4.7309   4.7981
           70   4.7354   4.8057
           71   4.7403   4.8142
           72   4.7505   4.8217
           73   4.7691   4.8278
           74   4.7731   4.8323
           75   4.7773   4.8363
           76   4.7824   4.8407
           77    4.786   4.8445
           78   4.7896   4.8482
           79   4.7945    4.854
           80   4.7977   4.8651
           81   4.8016   4.8758
           82   4.8052    4.887
           83   4.8087   4.8972
           84   4.8225   4.9072
           85   4.8567    4.915
           86   4.8604   4.9189
           87   4.8645   4.9219
           88   4.8677   4.9245
           89   4.8705   4.9282
           90   4.8729   4.9311
           91   4.8772   4.9381
           92   4.8796   4.9473
           93   4.8824   4.9581
           94   4.8855   4.9689
           95   4.8881    4.979
           96   4.9052   4.9891
           97   4.9385   4.9971
           98   4.9416   4.9995
           99   4.9443   5.0016
          100    4.947   5.0044
          101    4.949   5.0062
          102   4.9506   5.0083
          103   4.9536   5.0167
          104   4.9556   5.0389
          105   4.9583    5.062
          106   4.9596   5.0868
          107   4.9617   5.1099
          108   4.9917    5.133
          109    5.091   5.1524
          110   5.0936   5.1548
          111   5.0965   5.1567
          112    5.099   5.1593
          113   5.1006    5.161

          114   5.1023   5.1628
          115   5.1056   5.1658
          116   5.1071    5.167
          117   5.1093   5.1693
          118   5.1106   5.1699
          119   5.1134   5.1716
          120   5.1137    5.172
          121   5.1147    5.173

MLMI 2005-AR1 - PRICE/YIELD - A

Balance   $58,184,000.00
Coupon    4.5172
Settle    9/29/2005

               Price                    Stress Run #1          Stress Run #1           Stress Run #2           Stress Run #2
               -----                --------------------  ----------------------  ----------------------  ----------------------
                WAL for Princ Pmts                  7.17                   13.80                    9.62                    9.35
Total Collat Loss (Collat Maturity)  67,340,746.64(6.08%)  177,561,794.44(16.02%)  156,402,370.66(14.11%)  164,054,831.79(14.80%)
                               CDR   4 CDR for 24 months                       7                    14.5                    15.6

                     Loss Severity                   45%                     45%                  37.80%                  37.80%
                 Servicer Advances                  100%                    100%                    100%                    100%
                   Liquidation Lag                   12                      12                      12                      12
                            Delinq                  100%                    100%                    100%                    100%

                         LIBOR_1MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                         LIBOR_6MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                     Prepay Speeds
                               228                28 CPR                  14 CPR                  28 CPR                  28 CPR
                               327                18 CPR                   9 CPR                  18 CPR                  18 CPR
                               Fix                15 CPR                   7 CPR             2 . . . CPR             2 . . . CPR
               Optional Redemption              Call (N)                Call (N)                Call (N)                Call (N)

               Price                    Stress Run #3           Stress Run #3
               -----                ---------------------  ---------------------
                WAL for Princ Pmts                  10.54                  11.46
otal Collat Loss (Collat Maturity)  61,452,271.62(14.57%)  61,543,815.57(14.58%)
                               CDR          Eurohypo CDRs          Eurohypo CDRs

                     Loss Severity                 37.80%                 37.80%
                 Servicer Advances                   100%                   100%
                   Liquidation Lag                    12                     12
                            Delinq                   100%                   100%

                         LIBOR_1MO                Forward      Forward + 100 bps
                         LIBOR_6MO                Forward      Forward + 100 bps
                     Prepay Speeds
                               228                 28 CPR                 28 CPR
                               327                 18 CPR                 18 CPR
                               Fix                 15 CPR                 15 CPR
               Optional Redemption               Call (N)               Call (N)

MLMI 2005-AR1 - PRICE/YIELD - BBB+

Balance   $26,044,000.00
Coupon    5.1172
Settle    9/29/2005

               Price                    Stress Run #1          Stress Run #1           Stress Run #2           Stress Run #2
               -----                --------------------  ----------------------  ----------------------  ----------------------
                WAL for Princ Pmts                  8.46                   18.56                   12.68                   12.29
otal Collat Loss (Collat Maturity)  67,340,746.64(6.08%)  177,561,794.44(16.02%)  133,218,249.27(12.02%)  141,223,569.39(12.74%)
                               CDR   4 CDR for 24 months                       7                    11.5                    12.5

                     Loss Severity                   45%                     45%                  37.80%                  37.80%
                 Servicer Advances                  100%                    100%                    100%                    100%
                   Liquidation Lag                    12                      12                      12                      12
                            Delinq                  100%                    100%                    100%                    100%

                         LIBOR_1MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                         LIBOR_6MO     Forward + 100 bps       Forward + 100 bps                 Forward                  Static
                     Prepay Speeds
                               228                28 CPR                  14 CPR                  28 CPR                  28 CPR
                               327                18 CPR                   9 CPR                  18 CPR                  18 CPR
                               Fix                15 CPR                   7 CPR             2 . . . CPR             2 . . . CPR
               Optional Redemption              Call (N)                Call (N)                Call (N)                Call (N)

               Price                    Stress Run #3            Stress Run #3
               -----                ----------------------  ----------------------
                WAL for Princ Pmts                    0.00                  0.00
otal Collat Loss (Collat Maturity)  161,452,271.62(14.57%)  161,543,815.57(14.58%)
                               CDR           Eurohypo CDRs          Eurohypo CDRs

                     Loss Severity                  37.80%                 37.80%
                 Servicer Advances                    100%                   100%
                   Liquidation Lag                      12                     12
                            Delinq                    100%                   100%

                         LIBOR_1MO                 Forward      Forward + 100 bps
                         LIBOR_6MO                 Forward      Forward + 100 bps
                     Prepay Speeds
                               228                  28 CPR                 28 CPR
                               327                  18 CPR                 18 CPR
                               Fix                  15 CPR                 15 CPR
               Optional Redemption                Call (N)               Call (N)

MLMI 2005-AR1 - PRICE/YIELD - BBB

Balance   $10,528,000.00
Coupon    5.3172
Settle    9/29/2005

               Price                     Stress Run #1            Stress Run #1             Stress Run #2
               -----                 ---------------------   -----------------------   -----------------------
                WAL for Princ Pmts                    9.23                     24.53                     15.80
otal Collat Loss (Collat Maturity)   67,340,746.64 (6.08%)   177,561,794.44 (16.02%)   123,846,545.86 (11.17%)
                               CDR     4 CDR for 24 months                         7                      10.4
                     Loss Severity                     45%                       45%                    37.80%
                 Servicer Advances                    100%                      100%                      100%
                   Liquidation Lag                      12                        12                       12
                            Delinq                    100%                      100%                      100%
                         LIBOR_1MO       Forward + 100 bps         Forward + 100 bps                   Forward
                         LIBOR_6MO       Forward + 100 bps         Forward + 100 bps                   Forward
                     Prepay Speeds
                               228                  28 CPR                    14 CPR                    28 CPR
                               327                  18 CPR                     9 CPR                    18 CPR
                               Fix                  15 CPR                     7 CPR               2 . . . CPR
               Optional Redemption                Call (N)                  Call (N)                  Call (N)

               Price                      Stress Run #2             Stress Run #3             Stress Run #3
               -----                 -----------------------   -----------------------   -----------------------
                WAL for Princ Pmts                     15.28                      0.00                      0.00
otal Collat Loss (Collat Maturity)   132,297,084.29 (11.94%)   161,452,271.62 (14.57%)   161,543,815.57 (14.58%)
                               CDR                      11.4             Eurohypo CDRs             Eurohypo CDRs
                     Loss Severity                    37.80%                    37.80%                    37.80%
                 Servicer Advances                      100%                      100%                      100%
                   Liquidation Lag                        12                        12                        12
                            Delinq                      100%                      100%                      100%
                         LIBOR_1MO                    Static                   Forward         Forward + 100 bps
                         LIBOR_6MO                    Static                   Forward         Forward + 100 bps
                     Prepay Speeds
                               228                    28 CPR                    28 CPR                    28 CPR
                               327                    18 CPR                    18 CPR                    18 CPR
                               Fix               2 . . . CPR                    15 CPR                    15 CPR
               Optional Redemption                  Call (N)                  Call (N)                  Call (N)

MLMI 2005-AR1 - PRICE/YIELD - BBB-

Balance   $11,082,000.00
Coupon    5.8172
Settle    9/29/2005

               Price                      Stress Run #1           Stress Run #1             Stress Run #2
               -----                 ---------------------   -----------------------   -----------------------
                WAL for Princ Pmts                    9.79                     29.44                     16.05
otal Collat Loss (Collat Maturity)   67,340,746.64 (6.08%)   177,561,794.44 (16.02%)   113,941,630.09 (10.28%)
                               CDR     4 CDR for 24 months                         7                       9.3
                     Loss Severity                     45%                       45%                    37.80%
                 Servicer Advances                    100%                      100%                      100%
                   Liquidation Lag                      12                        12                        12
                            Delinq                    100%                      100%                      100%
                         LIBOR_1MO       Forward + 100 bps         Forward + 100 bps                   Forward
                         LIBOR_6MO       Forward + 100 bps         Forward + 100 bps                   Forward
                     Prepay Speeds
                               228                  28 CPR                    14 CPR                    28 CPR
                               327                  18 CPR                     9 CPR                    18 CPR
                               Fix                  15 CPR                     7 CPR               2 . . . CPR
               Optional Redemption                Call (N)                  Call (N)                  Call (N)

               Price                      Stress Run #2             Stress Run #3             Stress Run #3
               -----                 -----------------------   -----------------------   -----------------------
                WAL for Princ Pmts                     15.67                      0.00                      0.00
otal Collat Loss (Collat Maturity)   122,878,150.12 (11.09%)   161,452,271.62 (14.57%)   161,543,815.57 (14.58%)
                               CDR                      10.3             Eurohypo CDRs             Eurohypo CDRs
                     Loss Severity                    37.80%                    37.80%                    37.80%
                 Servicer Advances                      100%                      100%                      100%
                   Liquidation Lag                        12                        12                        12
                            Delinq                      100%                      100%                      100%
                         LIBOR_1MO                    Static                   Forward         Forward + 100 bps
                         LIBOR_6MO                    Static                   Forward         Forward + 100 bps
                     Prepay Speeds
                               228                    28 CPR                    28 CPR                    28 CPR
                               327                    18 CPR                    18 CPR                    18 CPR
                               Fix               2 . . . CPR                    15 CPR                    15 CPR
               Optional Redemption                  Call (N)                  Call (N)                  Call (N)